Exhibit 10.33

                               AMENDMENT NO. 1 TO

                      series B convertible preferred stock

                               PURCHASE AGREEMENT


         This Amendment No. 1 to Stock Purchase Agreement (this "Amendment") is made and entered into as of November 18, 2003, by and among Valera Pharmaceuticals, Inc., a Delaware corporation (f/k/a Hydro Med Sciences, Inc.) (the "Company"), and the investors whose names and addresses are set forth on the signature pages hereto (the "Investors"), and amends the Stock Purchase Agreement dated May 30, 2003 among the Company and the Investors (the "Agreement").

                                    RECITALS

         The Company and the Investors desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment..

                                    AGREEMENT

         In consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Agreement unless the context hereof requires otherwise.

2. Section 1.2(b). Section 1.2(b) of the Agreement is deleted in its entirety and replaced with the following:

                           (b) Subject to the terms and conditions hereof, GP Strategies Corporation, a Delaware corporation, or an affiliated entity (the "Deferred Investor" or the "Parent"), shall have the option to purchase up to 6,896,551 shares of a series of Preferred Stock to be designated by the Company upon the exercise of this option by the Deferred Investor (the "Series B-1 Preferred Stock") at a purchase price of $0.725 per share (the "Deferred Investment") during the period (the "Deferred Investment Period") commencing on the date hereof and ending on the first to occur of: (i) March 31, 2004, (ii) the date an Acquisition or Transfer (as defined in the Certificate) is consummated, or (iii) the date the Series B Preferred stock is automatically converted into Common Stock as provided in Section 6(b) of Article 4(C)(2) of the Certificate. The Series B-1 Preferred Stock shall be identical to the Series B Convertible Preferred Stock except that the Series B-1 Preferred Stock shall be non-voting stock and shall be convertible into shares of non-voting Common Stock; provided that (x) upon the sale or transfer of any shares of Series B-1 Preferred Stock to any person or entity not affiliated with the Deferred Investor (as determined pursuant to 13 C.F.R. 121.103) (a "Non-Affiliate"), such shares of Series B-1 Preferred Stock thereafter shall be convertible

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         into shares of voting Common Stock and (y) upon the sale or transfer of any shares of non-voting Common Stock to any Non-Affiliate, such shares of non-voting Common Stock shall automatically be converted into shares of voting Common Stock. The holders of shares of Series B-1 stock and shares of non-voting Common Stock shall not (A) have the right to vote such shares for the election of directors or any other matters submitted to the stockholders of the Company, (B) be entitled to elect any members of the Board of Directors of the Company on account of such shares and (C) be entitled to vote as a separate class on any matters except as required by law. If the Deferred Investor exercises its option to purchase the Deferred Investment, the Company hereby agrees to issue and sell to the Deferred Investor, and the Deferred Investor agrees to purchase from the Company, the number of shares of Series B-1 Preferred Stock that the Deferred Investor elects to purchase at the Deferred Closing (as hereinafter defined) on the terms and conditions set forth in this Agreement. The Company shall give the Deferred Investor at least 60 days prior written notice of the anticipated closing date of any Qualified Public Offering (as defined in the Certificate).

3. References. With respect to each reference in the Agreement to the Deferred Closing, the Agreement is amended by replacing all references to the "Shares" with "shares of Series B-1 Preferred Stock."

4. Rights. Except as set forth in Section 2 above with respect to voting rights, the holders of shares of Series B-1 Preferred Stock shall have all of the rights and preferences of the holders of shares of Series B Preferred Stock, including all such rights under the Amended and Restated Investor Rights Agreement and the Amended and Restated Right of First Refusal and Co-Sale Agreement.

5. No Other Amendment. Except as specifically amended pursuant to this Amendment, the Agreement remains in full force and effect in accordance with its terms.

6. Governing Law. This Amendment shall be governed in all respects by the laws of the State of Delaware without regard to the conflicts of laws principles of any jurisdiction.

7. Counterparts. This Amendment may be executed in any number of counterparts, including by facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO.
1 TO PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                           INVESTORS:

HYDRO MED SCIENCES, INC.
                                   SMH HYDRO MED II, LLC


By:                                By:
    -------
Name: David S. Tierney             Name: James C. Gale
Title:   President                 Title:   Manager

                                   CORPORATE OPPORTUNITIES FUND, L.P.

                                   By:  SMM Corporate Management, LLC,
                                           General Partner


                                   By:  ________________________________
                                           Name: James C. Gale
                                           Title: Manager
                                   CORPORATE OPPORTUNITIES FUND
                                             (INSTITUTIONAL), L.P.

                                   By:  SMM Corporate Management, LLC,
                                           General Partner


                                   By:  ________________________________
                                           Name: James C. Gale
                                           Title: Manager

                                   LIFE SCIENCES OPPORTUNITIES FUND, L.P.

                                   By:  SMH Life Sciences Management, LLC,
                                           General Partner


                                   By:  ________________________________
                                           Name: James C. Gale
                                           Title: Manager

                                   WHEATLEY MEDTECH PARTNERS L.P.

                                   By:  Wheatley MedTech Partners LLC,
                                           General Partner

                                   By: __________________
                                   Name:__________________________
                                   Title:___________________________

                                   WHEATLEY ASSOCIATES III, L.P.

                                   By:  Wheatley Partners III, LLC,
                                           General Partner

                                   By: ________________________________
                                          Name:__________________________
                                          Title:___________________________

                                   WHEATLEY PARTNERS III, L.P.

                                   By:  Wheatley Partners III, LLC,
                                           General Partner

                                   By: ________________________________
                                          Name:__________________________
                                          Title:___________________________

                                   WHEATLEY FOREIGN PARTNERS III, L.P.

                                   By:  Wheatley Partners III, LLC,
                                           General Partner

                                   By: ________________________________
                                          Name:__________________________
                                          Title:___________________________

                                   PALADIN LABS INC.


                                   By: ________________________________
                                          Name:__________________________
                                          Title:___________________________


                                   FALCON SEABOARD HOLDINGS, L.P.


                                   By: ________________________________
                                          Name:__________________________
                                          Title:___________________________


                                   DEFERRED INVESTOR:

                                   GP STRATEGIES CORPORATION


                                   By: ________________________________
                                          Name:__________________________
                                          Title:___________________________